UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 19, 2022
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DoorDash, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39759	46-2852392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
303 2nd Street, South Tower, 8th Floor
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(650) 487-3970
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.00001 per share	DASH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2022, DoorDash, Inc. (the “Company”) appointed Greg Peters to its Board of Directors (the “Board”). Mr. Peters will serve as a Class I director, with a term expiring at the annual meeting of stockholders to be held in 2024. In addition, Mr. Peters was appointed as a member of the Nominating and Corporate Governance Committee of the Board (the “NGC Committee”).

In connection with Mr. Peters’ appointment to the Board, the Company and Mr. Peters entered into an offer letter dated as of December 2, 2021.

Mr. Peters will be entitled to receive cash and equity compensation under the Company’s outside director compensation policy (the “Policy”), which is described in the section of the Company’s definitive proxy statement on Schedule 14A titled “Board of Directors and Corporate Governance—Director Compensation,” filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2021 and has been filed as Exhibit 10.7 to the amendment to the Company’s Registration Statement on Form S-1 (File No. 333-250056), filed with the SEC on November 30, 2020.

In accordance with the Company’s customary practice, the Company has entered into its standard form of indemnification agreement with Mr. Peters, the form of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-250056), filed with the SEC on November 13, 2020.

Mr. Peters has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

There are no family relationships, as defined in Item 401 of Regulation S-K promulgated under the Exchange Act, between Mr. Peters and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There are also no arrangements or understandings between Mr. Peters and any other persons pursuant to which Mr. Peters was appointed a director of the Company.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOORDASH, INC.

Date: January 25, 2022	By:	/s/ Tony Xu
	Name:	Tony Xu
	Title:	Chief Executive Officer
(Principal Executive Officer)